UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 5, 2007
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                         I2 TELECOM INTERNATIONAL, INC.
               (Exact name of Company as specified in its charter)

          Washington                     0-27704               91-1426372
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 (State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)

  5070 Old Ellis Pointe, Suite 110, Roswell, Georgia             30076
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 (Address of principal executive offices)                     (Zip Code)


Company's telephone number, including area code:        (678)389-4970
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                                               Not applicable
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                       (Former name or former address, if changed since last
report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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This Form 8-K and other reports filed by i2 Telecom International, Inc. (the
"Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 1.01 Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the documents described below. The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as exhibits.


On December 29, 2006 (the "Closing Date"), i2 Telecom International, Inc. closed a financing transaction with accredited investors in which it sold $2,000,000 of 6% Senior Subordinated Secured Convertible Notes (the "Notes") convertible into 28,571,429 shares of the Company's common stock (the "Shares") priced at $.07 each and 28,571,429 Warrants, (the "Warrants") priced at $.07 each. For every share of common stock issued, (the "Issue Price") the investor(s) received one warrant which is exercisable into the Company's common stock at 100% of the Issue Price. These warrants mature three years from the Closing Date. The Company shall provide "Piggyback" registration rights for the Shares and the Warrants on its next registration statement filing or the earlier of 60 days of a Closing Date, which registration statement shall be declared effective within 90 days of such Closing Date (120 days if reviewed by the SEC). If the registration statement isn't filed or declared effective by such dates or is unavailable to the investors for more than twenty (20) days during a 365-day period, the following penalties will be incurred; (i) a 2.0% penalty per month will be assessed until the registration statement is declared effective or becomes available. The penalty will be payable monthly in cash, and (ii) for each $1,000 of Notes outstanding, the Note holders shall receive 500 warrants to purchase common stock in the Company exercisable at $.07 each for a period of three years as a penalty per month which will be assessed until the registration statement is declared effective or becomes available. This provision will be subject to force majeure. The Notes will automatically convert into the Company's common stock if any of the following events occur: (i) the Shares become registered and freely trading, or (ii) the financial closing by the Company of $10,000,000 or more. The Notes shall be secured by all assets of the Company and its subsidiaries, however, subordinate to a $1,200,000 senior loan and $1,325,000 in convertible debentures outstanding on that date. All future debt securities issued by the Company will be subordinate in right of payment to the Notes; provided, however, that the Company may raise up to $1.0 million of senior indebtedness that ranks pari passu with the Notes in the future.


On January 4, 2007, the Company closed a financing transaction with one board member and an individual investor, (the "Loan Guarantors") whereby the Loan Guarantors advanced the Company $1,000,000 less transaction costs (the "Advance") pursuant to a $1,000,000 one-year term loan entered into by them with University Bank (the "Lender") at 8.25% interest (the "Loan"). In consideration for the Advance, the Company agreed to pay the Lender monthly interest and principal when due and pay the Loan Guarantors (i) 1,000,000 shares of the Company's restricted common stock, as payment for the first three months of Loan exposure (the "Stock Consideration") and (ii) an additional 1,000,000 shares of the Company's restricted common stock as payment if the Loan exposure lasts past the three month as additional Stock Consideration. The Stock Consideration will have "Piggyback" Registration Rights which will require the Company to register the Stock Consideration shares in the Company's next registration statement. The Company agreed to issue an additional 3,000,000 shares of the Company's common stock to the Loan Guarantors if the Loan is not repaid or the Loan Guarantors are not relieved of the Loan liability within six months from the closing. The Company further agreed to secure the principal amount of $1,000,000 in favor of the Lender in a second secured position behind a $1.2 million first security loan by Troon & Co.

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         The foregoing securities were issued in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder. The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This announcement is not an offer to sell securities of i2 Telecom International, Inc. and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.


         Exh. No.          Description

         10.1. Form of Note Purchase.

         10.2. Form of Warrant.

         10.3  Form of Registration Rights Agreement.

         10.4 Term Loan Agreement between the Company and the Loan Guarantors dated January 4, 2007.

         10.5 Promissory Note Agreement between the Loan Guarantors and the Lender dated January 4, 2007.

         10.6 Security Agreement between the Company and the Lender dated January 4, 2007.

         10.7 Loan Repayment Agreement among the Company, the Lender and the Loan Guarantors.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                I2 TELECOM INTERNATIONAL, INC.
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                                                      (Company)

Date       January 5, 2007
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                                           By:  /s/ Paul Arena
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                                          Name  Paul Arena
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                                          Title:  Chief Executive Officer and
                                                  Principal Financial Officer
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